UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2006

Date of report (Date of earliest event reported)

REALTY INCOME CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Crest Street
Escondido, California 92025-1707

(Address of Principal Executive Offices) (Zip Code)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).         Exhibits.

Exhibits (execution copies).  The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant (File No. 333-133241) are hereby filed:

25                                    Form T-1 Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939, as amended.  (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: September 6, 2006	By:	/s/ Michael R. Pfeiffer
		Name:	Michael R. Pfeiffer
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)